                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
        ----------------------------------------------------------------



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 14, 2000

                              FLORSHEIM GROUP INC.
             (Exact name of registrant as specified in its charter)

                   Delaware                               36-3520923
                   --------                               ----------
       (State or other jurisdiction of                (I.R.S. Employer
        incorporation or organization)                Identification No.)

 200 North LaSalle Street, Chicago, Illinois               60601-1014
 -------------------------------------------               ----------
  (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (312) 458-2500
                                                            -------------

                                 Not Applicable
              -----------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.   OTHER EVENTS.

On December 14, 2000, Florsheim Group Inc. issued a press release announcing the Company's securities will be transferred to the Nasdaq Small Cap Market at the opening of business on December 15, 2000.

The press release announcing the above is attached as an exhibit hereto.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

  (c) Exhibits

      99.1   Press release issued by Florsheim Group Inc. on December 14, 2000.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FLORSHEIM GROUP INC.


                                           By: /s/ F. Terrence Blanchard
                                               -------------------------
                                           F. Terrence Blanchard
                                           Vice President and Controller

December 14, 2000